UNITED STATESSECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 20, 2010 (December 15, 2010)Date of Report (date of Earliest Event Reported)NEWTEK BUSINESS SERVICES, INC.(Exact Name of Company as Specified in its Charter)

NEW YORK	001-16123	11-3504638
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1440 Broadway, 17th floor, New York, NY 10018

(Address of principal executive offices and zip code)(212) 356-9500 (Company's telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits), including statements regarding Newtek Business Services, Inc.'s ("Newtek" or the "Company") beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek's actual results to differ from management's current expectations are contained in Newtek's filings with the Securities and Exchange Commission.  Newtek undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

ITEM 1.01 Entry Into a Material Definitive Agreement.

On December 15, 2010, Newtek Small Business Finance, Inc. ("NSBF"), a subsidiary of Newtek Business Services, Inc. (the "Company") entered into a Loan and Security Agreement (the "Agreement") with Capital One, N.A. ("Capital One"), pursuant to which Capital One has provided NSBF a credit facility of up to a maximum amount of $6,000,000 initially, expandable to $12,000,000 (the "Credit Facility"). The Credit Facility, often referred to as a "wet funding" credit line, will be used to fund those portions of SBA 7(a) loans made by NSBF that are guaranteed by the SBA, with funds received on the sale of those guaranteed portions of the SBA 7(a) loans by NSBF reducing the Credit Facility. NSBF plans to draw on this Credit Facility immediately to expand its SBA loan originations.

The outstanding balance of the Credit Facility bears a variable per annum rate of interest equal to the rate of interest publicly announced from time to time by Capital One as its prime rate plus 1%. The Credit Facility will be available to the Borrower until December 15, 2012 unless earlier terminated pursuant to the terms of the Agreement.The Agreement specifies certain events of default, pursuant to which Capital One could require immediate repayment by NSBF of all outstanding amounts under the Credit Facility. In addition, the Company has guaranteed NSBF's repayment obligations, pursuant to a Guaranty Agreement dated as of December 15, 2010 (the "Guaranty").

The above description is a summary and is qualified in its entirety by the terms of the Agreement and the Guaranty, which are filed as Exhibits 10.18.1 and 10.18.2 respectively to this Current Report on Form 8-K and are incorporated by reference herein.A press release announcing the Credit Facility is filed as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant.                 The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. Item 9.01.  Financial Statements and Exhibits. (d)  Exhibits.

Exhibit Number	Description

10.18.1	Loan and Security Agreement, dated as of December 15, 2010, by and between Newtek Small Business Finance, Inc. and Capital One, N.A.
10.18.2	Guaranty Agreement, dated as of December 15, 2010, by and between Newtek Business Services, Inc., and Capital One, N.A.
99.1	Press Release, dated December 17, 2010, announcing the Credit Facility.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEK BUSINESS SERVICES, INC.Date: December 20, 2010 /s/ Barry Sloane  _____ Barry Sloane

Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.18.1	Loan and Security Agreement, dated as of December 15, 2010, by and between Newtek Small Business Finance, Inc. and Capital One, N.A.
10.18.2	Guaranty Agreement, dated as of December 15, 2010, by and between Newtek Business Services, Inc., and Capital One, N.A.
99.1	Press Release, dated December 17, 2010, announcing the Credit Facility.

Exhibit 99.1

115415/1